Exhibit 99.1

INVESTOR DAY 2023 WELCOME

ROBERT SAMUELS CHIEF INVESTMENT OFFICER

4 LEGAL Forward - Looking Statements Use of Non - GAAP Financials Certain information in this presentation contains forward - looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934 . These statements are based on current expectations, estimates, forecasts, and projections about the industries in which Comtech operates and the beliefs and assumptions of Comtech’s management . Comtech uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would,” variations of such words and similar expressions, or the negative of these terms, to identify forward - looking statements . In general, all statements in this presentation other than statements of historical fact are forward - looking information . Forward - looking statements in this presentation include, but are not limited to, statements about Comtech’s growth opportunities, business markets, and anticipated revenue and Adjusted EBITDA results . Forward - looking statements could be affected by factors including, without limitation : the possibility that the expected synergies and benefits from acquisitions will not be fully realized, or will not be realized within the anticipated time periods ; the risk that acquired businesses will not be integrated with Comtech successfully ; the possibility of disruption from acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel ; the risk that Comtech will be unsuccessful in implementing a tactical shift in its Satellite and Space Communications segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products and solutions with higher margins ; the nature and timing of receipt of, and Comtech’s performance on, new or existing orders that can cause significant fluctuations in net sales and operating results ; the timing and funding of government contracts ; adjustments to gross profits on long - term contracts ; risks associated with international sales ; rapid technological change ; evolving industry standards ; new product announcements and enhancements ; changing customer demands and or procurement strategies ; changes in prevailing economic and political conditions, including as a result of Russia’s military incursion into Ukraine ; changes in the price of oil in global markets ; changes in prevailing interest rates and foreign currency exchange rates ; risks associated with Comtech’s legal proceedings, customer claims for indemnification and other similar matters ; risks associated with Comtech's obligations under its Credit Facility ; risks associated with large contracts ; risks associated with the COVID - 19 pandemic and related supply chain disruptions ; and other factors described in this and Comtech's other filings with the Securities and Exchange Commission . Comtech does not undertake any duty to update any forward - looking statements contained herein . This presentation includes Non - GAAP financial measures such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Net Income, and Non - GAAP EPS to supplement Comtech’s consolidated financial statements presented on a GAAP basis . The Company’s definition of Adjusted EBITDA and its other Non - GAAP measures may differ from the definition of EBITDA or Adjusted EBITDA and other Non - GAAP measures used by other companies and therefore may not be comparable to similarly titled measures used by other companies . We believe these measures are appropriate to enhance an investor’s overall understanding of Comtech’s past financial performance and prospects for the future . However, the presentation of this additional information is not meant to be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP . A reconciliation between the Non - GAAP financial information and the most comparable financial information prepared in accordance with GAAP is provided in the Reconciliation of GAAP to Non - GAAP Financial Measures section of this presentation . The Company has not quantitatively reconciled its fiscal 2023 Adjusted EBITDA target to the most directly comparable GAAP measure because items such as stock - based compensation, adjustments to the provision for income taxes, amortization of intangibles, and interest expense, which are specific items that impact these measures, have not yet occurred, are out of the Company's control, or cannot be predicted . For example, quantification of stock - based compensation expense requires inputs such as the number of shares granted and market price that are not currently ascertainable . Accordingly, reconciliations to the Non - GAAP forward looking metrics are not available without unreasonable effort and such unavailable reconciling items could significantly impact the Company's financial results .

5 Time (MT) Section Speaker 8:00 – 8:15 AM Welcome Robert Samuels, Chief Investment Officer 8:15 – 9:15 AM Management Presentations Ken Peterman, Chief Executive Officer Maria Hedden, Chief Operating Officer 9:15 – 9:30 AM Break 9:30 – 10:00 AM Management Presentations Daniel Gizinski, Chief Strategy Officer Nicole Robinson, Chief Growth Officer 10:00 – 11:00 AM EVOKE & Partners Panel Anirban Chakraborty, Chief Technology Officer 11:00 – 11:45 AM Facility Tour & EVOKE demos 11:45 – 12:15 PM Management Presentations Michael Bondi, Chief Financial Officer 12::15 – 1:00 PM Q&A 1:00 PM Closing Remarks & Lunch AGENDA

6 3Q FY 2023 Since the beginning of Ken’s tenure as CEO in 1Q FY 23, we have met or beat guidance and sequentially grown our revenues and Adjusted EBITDA margins every quarter 3Q Results Revenues Adjusted EBITDA Adjusted EBITDA Margin *Comtech’s Fiscal Year End is July 31

7 WHAT’S NEW? Everything is New… New Leadership New Strategy New Culture New Brand New Opportunities New Markets New Comtech

KEN PETERMAN CHIEF EXECUTIVE OFFICER

INTRODUCTION WELCOME TO CHANDLER

11 New Leadership Embracing Rapid Change Driving Profitable Growth Rebuilding Investor Confidence ONE COMTECH

1 EXCEPTIONAL PEOPLE 2 EXCEPTIONAL OPPORTUNITY 3 EXCEPTIONAL RESULTS

PLANNED, PURPOSEFUL TRANSFORMATION

EVERYTHING HAS CHANGED

DISCOVERY IMPLEMENTATION TRANSITION AHEAD OF SCHEDULE INITIATED UPCOMING System Processes People Lean Operating Initiatives Growth Initiatives EVOKE Software Solutions Services Insights

16 Daniel Gizinski Chief Strategy Officer Anirban Chakraborty Chief Technology Officer Maria Hedden Chief Operating Officer Nicole Robinson Chief Growth Officer Mike Bondi Chief Financial Officer LEADERSHIP

DRIVING PROFITABLE GROWTH ● One Comtech is working, and at 10 months, our turnaround is already driving results ● We are expecting double digit sales growth, and Adjusted EBITDA is expected to grow faster in the coming years ● We are focused on a series of near - term opportunities ● We expect that our EVOKE innovation foundry will drive greater opportunities and allow us to transition to software, solutions, insights, and outcomes

MARIA HEDDEN CHIEF OPERATING OFFICER

BUSINESS TRANSFORMATION UPDATE

20 CONVERGENCE Everyone at Comtech is fully bought into the idea of massive convergence and hybridization of communications networks, and the opportunity to create huge value from that convergence by amplifying the power of connectivity with intelligence Will Comtech be ready to truly benefit from this change?

YES

22 Three key workstreams, each interrelated, each creating a durable foundation for Comtech’s future state THE WORK ORGANIZATION, PROCESSES & SYSTEMS WORKFORCE OPERATIONS & EXECUTION

23 CLOSING THE GAP ** We have not quantitatively reconciled Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable GAAP measure on a forward - looking basis because items such as stock - based compensation, adjustments to the provision for income taxes, amortization of intangibles and interest expense, which are specific items that impact these measures, have not yet occurred, are out of our control, or cannot be predicted . For example, quantification of stock - based compensation expense requires inputs such as the number of shares granted and market price that are not currently ascertainable . Accordingly, reconciliations to the Non - GAAP forward looking metrics, or illustrative scenarios, are not available without unreasonable effort and such unavailable reconciling items could significantly impact our financial results .

24 FY23 Guidance (Midpoint) Illustrative Profit Improvement & Lean Initiatives Impact (assumes 15% Adj EBITDA margin) Annual Revenue Growth Scenarios* 0% 5% 10% 15% 20% Revenues $542 $542 $569 $596 $623 $650 Adjusted EBITDA** $49 $81 $85 $89 $93 $97 Adjusted EBITDA Margin** 9.0% 15% 15% 15% 15% 15% Size of Potential Profit Improvement & Lean Initiatives $33 $37 $41 $45 $49 ILLUSTRATIVE SCENARIOS * The scenario information presented in the above table is for illustrative purposes only and does not represent Comtech’s projections or guidance ; such scenarios and actual results are subject to significant uncertainties and contingencies and based upon a range of assumptions and factors, which are subject to change . ** We have not quantitatively reconciled Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable GAAP measure on a forward - looking basis because items such as stock - based compensation, adjustments to the provision for income taxes, amortization of intangibles and interest expense, which are specific items that impact these measures, have not yet occurred, are out of our control, or cannot be predicted . For example, quantification of stock - based compensation expense requires inputs such as the number of shares granted and market price that are not currently ascertainable . Accordingly, reconciliations to the Non - GAAP forward looking metrics, or illustrative scenarios, are not available without unreasonable effort and such unavailable reconciling items could significantly impact our financial results . ILLUSTRATIVE FORECASTING MODEL – NOT GUIDANCE

25 CODIFYING OUR EXPECTED COST SAVINGS 30% 30% 40% Organization, Process and Systems Workforce Operations and Execution

ORGANIZATION, PROCESSES & SYSTEMS

ESTIMATED ANNUAL COST SAVINGS CONTRIBUTION: 30%

28 Wherever or however a customer comes into contact with Comtech, regardless of the problem they need to solve, we have people and a culture in place to ensure the resources of the entire organization are brought to bear on delivering a solution. ONE BUSINESS

29 AHEAD OF SCHEDULE Amplifying the work we have done to consolidate and rationalize Comtech’s operations through delivering best - in - class common functional processes to our business segments. Completed: standardizing ERP system Completed: standardizing CRM “configurations” Completed: supply chain assessment, implementation launched

WORKFORCE

ESTIMATED ANNUAL COST SAVINGS CONTRIBUTION: 30%

32 THE RIGHT PEOPLE We’re attracting great people. We’re retaining great people. We’re holistically managing our global workforce. We launched our first enterprise - wide internship program. Key executives hired to senior leadership team Redundant positions eliminated globally Priority positions targeted: injecting new talent YoY reduction in voluntary turnover

OPERATIONS & EXECUTION

ESTIMATED ANNUAL COST SAVINGS CONTRIBUTION: 40%

35 GROW SMART Ensure we have a platform and culture in place that allows Comtech to sell solutions and intelligence, and not simply equipment: cultivating business acumen to sustain a growth - minded, entrepreneurial mindset. Comtech corporate EHS program Improvement in on - time delivery across all sites Improvement in program execution Acceleration in business transformation initiatives vs plan

36 TWO CORE BUSINESSES Organizational improvements have increased collaboration, efficiency, and operating performance. Satellite & Space Communications Terrestrial & Wireless Networks

37 TERRESTRIAL AND WIRELESS NETWORKS We are expanding our services to multiple customers and markets, beyond public safety.

LEADER IN LOCATION - BASED SERVICES

39 LAUNCHPAD FOR FUTURE GROWTH Location - Based Services & NG911 Capabilities 5G and location applications to expand/reach into commercial markets M2M/AI Analytic Insights, SmartNG Globalization of Existing Capabilities Our deep history in public safety and location - based services provides a stable foundation to accelerate growth.

40 LOCATION - BASED SERVICES Comtech’s cutting - edge location services can provide market - leading accuracy for our customers to locate anyone or anything with precision.

41 Comtech’s Satellite & Space Communications segment meets or exceeds the highest standards for performance and quality worldwide. SATELLITE & SPACE COMMUNICATIONS High - Power Amplifiers & Switches Space Components & Antennas Troposcatter & SATCOM Technologies Satellite Modem & Amplifier Technologies

42 WE ARE EVERYWHERE • Protected & Assured Communications • X/Y Antennas for LEO Constellations • Global Depot, Maintenance & Field Service teams • Beyond - Line - of - Site Communications (Troposcatter) • Electronic Components Supply Chain Management

43 ONE COMTECH WORKS We measure our success every day, through improving our performance for each other, our customers, and our shareholders.

DANIEL GIZINSKI & NICOLE ROBINSON CHIEF STRATEGY OFFICER & CHIEF GROWTH OFFICER

#1 STRATEGIC GOAL: GROWTH

THE WORLD TAKES CONNECTIVITY FOR GRANTED WHICH MEANS WE CANNOT

NUMBER OF OPERATIONAL SATELLITES From 1,000 in 2013 to 7,316 in 2022 7x increase in number of satellites (includes commercial & government) Bryce Tech, SIA research 2013 2022 47

5G SATCOM MARKET 2022 2032 Projected *Recent BIS research

U.S. SPACE FORCE BUDGET - ACTUAL AND REQUESTED 2022 2024e 2023

EVERYTHING HAS CHANGED

AHEAD - OF - THE - MARKET AMBITION

DENSITY TAILWIND Ever - more - ubiquitous commercial satellites mean more and faster connections and ever more pervasive connectivity among people and devices. 50,000+ 2030 4,000 2022 1 1962 *U.S. Government Accountability Office estimates 52

SOLUTIONS We will position ourselves for growth by offering better insights and solutions from existing customers, leveraging business units drawing on a common core of expertise 53

IT’S HAPPENING NOW

CONNECTING THE UNCONNECTED Nearly 100 million people in Indonesia lack internet access on a mobile device 1 in 5 US Households do not have internet access *World Bank, National Telecommunications and Information Administration estimates

DIGITALIZATION AT THE CENTER OF CONVERGING MARKETS GROUND as a SERVICE GEOSPATIAL INSIGHTS DATA SERVICES *Research and Markets, "Global Satellite Ground Station Market - Forecast to 2028”, ReportLinker, “Global Satellite Modem Market Size and Trends, 2022 - 2028”, Comtech research, Allied Market Research, “Satellite - Based Earth Observation Market,” 2022 - 2031, Fortune Business Insights, “Big Data Market Size,” 2023 - 2030 $115B+ By 2028* $1B+ By 2028* $10B+ By 2030* $745B+ By 2030* 56

GEOSPATIAL INSIGHTS Satellite - based earth observation market is expected to reach $11.3 billion in 2031 Euroconsult data 57

FROM PIXELS TO INSIGHTS 58

SPECIFICITY DELIVERS VALUE 59

DEMONSTRATING OUR VALUE The value Comtech brings to the geospatial community is in demand: two demonstrations with premier earth observation companies will be deployed over the next 45 days. Insights at the Edge UI with real time processing knowledge graph and proposed COAs AI/ML Processing & Analytics Geospatial Data & Processing Tasking Downlink modem TT&C modem Terminal S - Band TT&C X - Band Downlink 60

SMART INFRASTRUCTURE

ONE COMTECH A single source for converging solutions across industry sectors including defense, agriculture and automotive, uniting requirements from data security to safety and regulation, across both hardware and software. 62

A HALF - CENTURY OF EXPERIENCE… …THAT’S NEVER BEEN MORE VALUABLE

ANIRBAN CHAKRABORTY CHIEF TECHNOLOGY OFFICER

WHAT IS EVOKE? EVOKE is a technology accelerator program for Comtech employees and partners for pioneering new business ideas by being customer - outcome centric. The Next Industrial Revolution a.k.a. Industry 4.0 The Humanization of the Internet Outcomes, Not Just Products Zero Trust as the New Currency Data vs. Products 65

THE INDUSTRY WAVE 66 Performance 1 Agile Software 2 As - A - Service 3 Time Need Inflection Point: 1 Inflection Point: 2 FY22 FY25

CUSTOMER TYPE Consumability Time to Market Security Self Optimizing Flexible Service Provider Govt Enterprise 67

KEY PILLARS Exchange Ubiquity Edge IoT XR AI/ML Web 3.0 Blockchain Connectivity Cloud 68

THE INDUSTRY WAVE DEEP DIVE: ADOPTION 1 Performance Best products at lowest TCO Semiconductor/Hardware ● Throughput ● Custom features ● Density & power Programmability ● Performance ● Reliability ● Special Algorithms Efficiency ● Spectrum & Link ● Concurrent users ● Cost per bit 69

2 Agile Software Cloud & Automation Open ● Architecture ● Interfaces ● Leverage Webscale Cloud Native ● Scalable ● Stateless ● Cloud Agnostic Automation ● Multi vendor & domain ● AI/ML enabled ● Zero touch THE INDUSTRY WAVE DEEP DIVE: ADOPTION 70

3 As - A - Service Network as a software ● Intent based API ● Private Networks ● Data driven Evolved Business models THE INDUSTRY WAVE DEEP DIVE: ADOPTION 71

WHAT DOES IT MEAN FOR COMTECH? 72 Core 1 T&W • Commercial LBS Apps • Add OTT location end - end platform • Apply routing capabilities to adjacent 988/mental health services S&S • Turnkey Provider • Modular Designs • Virtualization & Cloud Core Adjacencies 2 T&W • WEA • 5G Location • 5G SMSC • 911 Call Handling • Int’l NGCS S&S • Higher Frequency Bands • Troposcatter • Tracking Antennas EVOKE - driven Growth 3 Outcome - As - A - Service • Overall SI Competency • 5G - NTN • Data - driven design • Purpose built Networks • Digital ecosystem

EVOKE PANEL DISCUSSION

MICHAEL BONDI CHIEF FINANCIAL OFFICER

Appointed New President and CEO FISCAL 2023 Enhanced Management Team Implemented Profit Improvement Initiatives Grew Our Pipeline of Opportunities Launched EVOKE Innovation Foundry Partnered With Proven Technology Innovators Refreshed Our Board of Directors On Pace for YoY Sales and Adjusted EBITDA Growth of 11 - 12% and 22 - 26%, respectively* 75 * We have not quantitatively reconciled Adjusted EBITDA to the most directly comparable GAAP measure on a forward - looking basis because items such as stock - based compensation, adjustments to the provision for income taxes, amortization of intangibles and interest expense, which are specific items that impact these measures, have not yet occurred, are out of our control, or cannot be predicted . For example, quantification of stock - based compensation expense requires inputs such as the number of shares granted and market price that are not currently ascertainable . Accordingly, reconciliations to the Non - GAAP forward looking metrics, or illustrative scenarios, are not available without unreasonable effort and such unavailable reconciling items could significantly impact our financial results .

Revenue Growth Operating Leverage Capital Efficiency Free Cash Flow Conversion Capital Allocation PLATFORM FOR IMPROVED PERFORMANCE 76

ILLUSTRATIVE GROWTH PROSPECTS Potential Contribution to Revenue Growth (FY23 - FY26) Core Core Adjacencies EVOKE - driven growth Potential Contribution to Adjusted EBITDA Growth (FY23 - FY26) (Excludes Unallocated) 77

Revenue Growth from Multiple Sources Cost Structure Optimization and Efficiencies Bottom Line Growth At or Above Revenue Growth OPERATING LEVERAGE PLAN 78

IMPROVING CAPITAL EFFICIENCY Normal Course Large Projects Build out of Basingstoke, UK and Chandler, AZ facilities conclude in FY23 Upfront buildout phase of multiple NG911 statewide deployments wind down, as Public Safety Answering Points go live on monthly recurring services Migration to common tools and platforms expected to wind down in FY24 ● Commonwealth of Pennsylvania ● State of South Carolina ● State of Arizona Positioned to Generate Substantial Additional Annual Free Cash Flow CapEx Trends FY19A FY20A FY21A FY22A FY23F FY24* FY25* FY26* * Represents illustrative trend in capital expenditures based on current expectations 79

Actual * Goal FY19A FY20A FY21A FY22A Q3 FY23A FY26* Revenue Growth + Cost Optimization + As a Service Models + Lower CapEx Support Deleveraging SECURED LEVERAGE RATIO 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x 3.50x 4.00x 2.5x 2.0x RANGE 80

Invest in Our Business EVOKE Research and development Capital expenditures New and existing customers 1 SHORT TERM Strengthen Our Balance Sheet Reduce investments in working capital 2 Reduce debt and secured leverage ratio Mergers & Acquisitions Acquire technologies to accelerate growth 3 Acquire software - centric businesses with higher margin recurring revenues Share Repurchases and Dividends Consistently operate within secured leverage ratio range 4 Consider return of excess cash flow to shareholders MID TERM LONG TERM CAPITAL ALLOCATION PRIORITIES 81

Potential to achieve double digit annual revenue growth rate in FY23 and beyond INVESTMENT HIGHLIGHTS Adjusted EBITDA growth rate expected to exceed revenue growth rate in the coming years Cost structure optimization and operational disciplines drive lower expected spend Lower expected spend generates free cash flow to reduce debt Refreshed and experienced management team and Board to drive growth Partnerships with technology innovators 82

CUSTOMERS WILL PURCHASE INSIGHTS, NOT JUST CONNECTIVITY

COMTECH IS UNIQUELY POSITIONED

DRIVING PROFITABLE GROWTH ● One Comtech is working, and at 10 months, our turnaround is already driving results ● We are expecting double digit sales growth, and Adjusted EBITDA is expected to grow faster in the coming years ● We are focused on a series of near - term opportunities ● We expect that our EVOKE innovation foundry will drive greater opportunities and allow us to transition to software, solutions, insights, and outcomes

FLUENT IN THE FUTURE THANK YOU

APPENDIX

Reconciliation of CMTL GAAP to Non - GAAP Financial Measures Notes (1) See statement regarding the use of Non - GAAP financial measures at beginning of presentation. (2) Dollar amounts in thousands. Comtech’s fiscal year end is July 31. 89

Reconciliation of CMTL GAAP to Non - GAAP Financial Measures Notes (1) See statement regarding the use of Non - GAAP financial measures at beginning of presentation. (2) Comtech’s fiscal year end is July 31. (3) Totals may not foot due to rounding. (4) Non - GAAP net income and EPS reflect Non - GAAP provisions for income taxes based on full year results, as adjusted for the Non - GAA P reconciling items included in the tables above. The Company evaluates its Non - GAAP effective income tax rate on an ongoing basis, and it can change from time to time. The Comp any's Non - GAAP effective income tax rate can differ materially from its GAAP effective income tax rate. 90 90

Reconciliation of CMTL GAAP to Non - GAAP Financial Measures Notes (1) See statement regarding the use of Non - GAAP financial measures at beginning of presentation. (2) Dollar amounts in thousands. Comtech’s fiscal year end is July 31. 91 91

Reconciliation of CMTL GAAP to Non - GAAP Financial Measures Notes (1) See statement regarding the use of Non - GAAP financial measures at beginning of presentation. (2) Dollar amounts in thousands, except per share information. Comtech’s fiscal year end is July 31. (3) Totals may not foot due to rounding. (4) Non - GAAP net income and EPS reflect Non - GAAP provisions for income taxes based on full year results, as adjusted for the Non - GAA P reconciling items included in the tables above. The Company evaluates its Non - GAAP effective income tax rate on an ongoing basis, and it can change from time to time. The Company' s Non - GAAP effective income tax rate can differ materially from its GAAP effective income tax rate. 92 92